EXHIBIT 99.2
GENERAL SIGNAL

For Immediate Release              Contact:  Sue Warner
                              Phone:  203-329-4322
                              Fax:    203-968-7014
                              Email:
Sue.Warner@HQ.GenSig.com


General Signal Closes Sale of Its Pump Group to Pentair,
Inc.



Stamford, Conn. (August 25, 1997) - Effective August 23,
General Signal has closed the previously announced sale of its Pump Group to Pentair, Inc.

General Signal Corporation of Stamford, CT (NYSE:GSX), with
1996 sales of more than $2 billion, is a leading manufacturer of quality products serving customers in the process control, electrical control and industrial technology industries throughout the world. Please visit our web site at: http://www.GeneralSignal.com.




General Signal Corporation
One High Ridge Park
Stamford, Connecticut
06904-2010 (203) 329-
4100